Response to Item 77D

Eaton Vance Diversified Currency Income
Fund (formerly Eaton Vance International
Multi-Market Local Income Fund)
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Floating-Rate & High Income
Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Low Duration Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Multi-Strategy Absolute
Return Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Multi-Strategy All Market
Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Strategic Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Global
Dividend Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.